General information	12 Months Ended
Dec. 31, 2025
General information [Abstract]
General information
1	General information

Hafnia Limited (the “Company” and together with its subsidiaries, the “Group”) is listed on the Oslo and New York Stock Exchanges. It was incorporated and domiciled in Bermuda, but was re-domiciled to Singapore on 1 October 2024, with its registered office located at 10 Pasir Panjang Road, #18-01 Mapletree Business City, Singapore 117438.

The principal activity of the Company is that of investment holding. The principal activities of its subsidiaries are ship owning, chartering and provision of global maritime services in the product and chemical tankers market.

These consolidated financial statements were authorised for issue by the Board of Directors of the Company on 17 April 2026.